Prospectus Supplement	October 15, 2013

Putnam Multi-Cap Value Fund
Summary and Statutory Prospectus dated August 30, 2013

Class B shares of the fund acquired before November 1, 2008 will convert automatically to Class A shares effective November 1, 2013. Class B shares of the fund acquired on or after November 1, 2008 will convert automatically to class A shares five years after the original purchase date, and the deferred sales charge imposed on sales of Class B shares will be phased out over five years from the original purchase date.

284193 10/13